UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2006
                                                         ----------------

                           Portec Rail Products, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                 55-0755271
-----------------------------        ------------------       ----------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                     15238
------------------------------------------------                     -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement
                ------------------------------------------

     On October 10, 2006, Portec Rail Products, Inc. entered into an Asset Purchase Agreement with Vulcan Chain Corporation ("Vulcan") to acquire Vulcan's railroad products line. The Asset Purchase Agreement is attached as Exhibit
10.1. A press release announcing this transaction is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits
                ----------------------------------

(a)  Financial Statements of businesses acquired: Not Applicable.

(b)  Pro forma financial information: Not Applicable.

(c)  Shell company transactions: Not Applicable

(d)  Exhibits:

            The following Exhibit is attached as part of this report:

            10.1    Asset Purchase Agreement dated October 10, 2006
            99.1    Press Release dated October 11, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                      PORTEC RAIL PRODUCTS, INC.



DATE: October 12, 2006                          By:   /s/ John N. Pesarsick
                                                      --------------------------
                                                      John N. Pesarsick
                                                      Chief Financial Officer